                                                                 EXHIBIT (A)(3)

                        NOTICE OF GUARANTEED DELIVERY TO
        TENDER OF SHARES OF COMMON STOCK OF COAST DENTAL SERVICES, INC.

         This Notice of Guaranteed Delivery or a form substantially equivalent hereto must be used to accept the offer (the "Offer") by Coast Dental Services, Inc., a Florida corporation (the "Company"), to purchase for cash all of its outstanding shares of common stock, $.001 per value per share (the "Shares"),
(1) if certificates ("Share Certificates") evidencing the Shares are not immediately available, (2) if Share Certificates and all other required documents cannot be delivered to American Stock Transfer & Trust Company, as Depositary (the "Depositary"), prior to the Expiration Date (as defined in section 1 of the Offer to Purchase (as defined below)) or (3) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary and must include a guarantee by an Eligible Institution. See "The Tender Offer - Procedures for Tendering Shares" in the Offer to Purchase.

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. EASTERN TIME, ON APRIL 1, 2003, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").

                        THE DEPOSITARY FOR THE OFFER IS:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                               (THE "DEPOSITARY")

         By Mail                         By Facsimile Transmission               By Hand/Overnight Delivery
59 Maiden Lane, Plaza Level          (For Eligible Institutions Only):           59 Maiden Lane, Plaza Level
    New York, NY 10038                        (718) 234-5001                         New York, NY 10038

                             Confirm by Telephone:
                                 (800) 937-5449

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TRANSMISSION, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         The Offer (as defined below) is not being made to (nor will the surrender of Share Certificates be accepted from or on behalf of) shareholders in any jurisdiction in which the making or acceptance of the Offer would not be in compliance with the laws of such jurisdiction.

         This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

         Do not send Shares with this form. Shares should be sent to the Depository together with a properly completed and duly executed Letter of Transmittal, as defined in the Offer to Purchase.


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
Ladies and Gentlemen:

         The undersigned hereby tenders to Coast Dental Services, Inc., a Florida corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 4, 2003 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described under "The Tender Offer
- Procedures for Tendering Shares" in the Offer to Purchase.

                            PLEASE SIGN AND COMPLETE

Number of Shares                                      Name(s) of Holders

-----------------------------------                   ----------------------------------------

                                                      ----------------------------------------

                                                      ----------------------------------------

                                                      ----------------------------------------
                                                      (Please Type or Print)

Certificate Nos.  (If Available)                      Address

-----------------------------------                   ----------------------------------------

                                                      ----------------------------------------

                                                      ----------------------------------------
                                                      (Include Zip Code)

[ ]      Check box if Shares will be                  Area Code and Telephone No.
         delivered by book-entry
         transfer                                     ----------------------------------------

Account No.                                           Signature(s) of Holder(s)


-----------------------------------                   ----------------------------------------
                                                      Dated:
-----------------------------------
                                                                                               , 200
-----------------------------------                   ----------------------------------------      ---


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
         This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Share Certificates exactly as their name(s) appear(s) on the Share Certificates or on a security position listing as the owner(s) of the Share Certificates, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


                                    Name(s):

                                    -------------------------------------------

                                    -------------------------------------------


                                    Capacity:

                                    -------------------------------------------

                                    Address(es):

                                    -------------------------------------------

                                    -------------------------------------------

                                    -------------------------------------------


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
                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm which is a member of the Medallion Signature Guarantee Program, or another "Eligible Guarantor Institution", as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that, within three Nasdaq trading days from the date of this Notice of Guaranteed Delivery, either Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, in each case with delivery of a Letter of Transmittal (or a facsimile thereof) properly completed and duly executed with any required signature guarantees, or an Agent's Message ( as defined in "The Tender Offer - Acceptance for Payment and Payment for Shares" of the Offer to Purchase) in the case of a book-entry delivery, and any other required documents, will be deposited by the undersigned with the Depositary at one of its addresses set forth above.



                                    -------------------------------------------
                                    Name of Firm


                                    -------------------------------------------
                                    Address (Include Zip Code)


                                    -------------------------------------------
                                    Area Code and Telephone No.


                                    -------------------------------------------
                                    Authorized Signature


                                    -------------------------------------------
                                    Dated
                                         --------------------------------------


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